Exhibit 10.2

EXECUTION COPY

ACCOUNT CONTROL AGREEMENT

February 22, 2019

PENNANTPARK INVESTMENT FUNDING I, LLC,

as Pledgor

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION,

as Secured Party

PENNANTPARK INVESTMENT ADVISERS, LLC,

as Servicer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION,

as Securities Intermediary

i

ACCOUNT CONTROL AGREEMENT (this “Agreement”), dated as of February 22, 2019, among PennantPark Investment Funding I, LLC, as pledgor (the “Pledgor”), PennantPark Investment Advisers, LLC, as Servicer (the “Servicer”), The Bank of New York Mellon Trust Company, National Association (“BNY”), as Collateral Agent for the Secured Parties to the Credit Agreement defined below (in such capacity, the “Secured Party”) and as Securities Intermediary (in such capacity, the “Securities Intermediary”).

In consideration of the mutual agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

INTERPRETATION

Section 1. (a) Definitions. Capitalized terms used in this Agreement shall have the meanings specified in Section 12. In addition, all terms used herein which are defined in the Revolving Credit and Security Agreement, dated as of the date hereof (the “Credit Agreement”), among the Pledgor, as the Borrower, the financial institutions from time to time party thereto, as Lenders, BNP Paribas, as the Administrative Agent (the “Administrative Agent”), PennantPark Investment Corporation, as equityholder, the Servicer, as Servicer, and BNY, as the Collateral Agent, or in Article 8 or Article 9 of the UCC and which are not otherwise defined herein are used herein as so defined.

(b) Rules of Construction. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply to this Agreement as if fully set forth herein.

ARTICLE II

APPOINTMENT OF SECURITIES INTERMEDIARY

Section 2. Each of the Pledgor and the Secured Party hereby appoints the Securities Intermediary as securities intermediary hereunder. The Securities Intermediary hereby accepts such appointment.

ARTICLE III

THE SECURED ACCOUNTS

Section 3. (a) Establishment of Secured Accounts. The Securities Intermediary acknowledges and agrees that, at the direction and on behalf of the Pledgor, it has established and is maintaining on its books and records, in the name of the Pledgor subject to the lien of the Secured Party, the following: (i) the securities accounts designated as the “Collection Accounts” with account number ending in 098400 (such accounts, together with any replacements thereof or substitutions therefor, the “Collection Accounts”), comprised of (x) the interest collection subaccount designated as the “Interest Collection Subaccount” (such account, together with any subaccount thereof or replacements thereof or substitutions therefor, the “Interest Collection Subaccount”) and (y) the principal collection subaccount designated as the

“Principal Collection Subaccount” (such account, together with any subaccount thereof or replacements thereof or substitutions therefor, the “Principal Collection Subaccount”), (ii) the payment account designated as the “Payment Account” with account number ending in 108400 (such account, together with any subaccount thereof or replacements thereof or substitutions therefor, the “Payment Account”), (iii) the trust account designated as the “Trust Account” with account number ending in 088400 (such account, together with any subaccount thereof or replacements thereof or substitutions therefor, the “Trust Account”, and together with the Collection Accounts, Interest Collection Subaccount, Principal Collection Subaccount and Payment Account, the “Secured Accounts”). In addition, the Securities Intermediary may, for administrative purposes, establish subaccounts of the Secured Accounts, including for purposes of administering currencies other than Dollars.

(b) Status of Secured Accounts; Treatment of Property as Financial Assets; Relationship of Parties. The Securities Intermediary hereby agrees with the Pledgor and Secured Party that: (i) each Secured Account is a “securities account” (within the meaning of Section 8-501(a) of the UCC) and Article 1(1)(b) of The Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (the “Hague Securities Convention”) in respect of which the Securities Intermediary is a “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC) and an “intermediary” (within the meaning of Article 1(1)(c) of the Hague Securities Convention), (ii) each item of property (whether cash, a security, an instrument or any other property) credited to any Secured Account shall be treated as a “financial asset” (within the meaning of Section 8-102(a)(9) of the UCC); provided that if notwithstanding the intent of the parties (as set forth in this Section 3(b)), any Secured Account is deemed to be a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC), (x) the Securities Intermediary shall be a “bank” (within the meaning of Section 9-102(a)(8) of the UCC) with respect thereto, (y) the provisions of this Agreement governing a “deposit account” shall apply to such Secured Account and (z) as used herein each “Secured Account” shall mean a “deposit account” to the extent that it is determined to be a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC and a “securities account” to the extent that it is determined to be a “securities account” within the meaning of Section 8-501 of the UCC; provided further that nothing herein shall require the Securities Intermediary to credit to any Secured Account or to treat as a financial asset (within the meaning of Section 8-102(a)(9) of the UCC) an asset in the nature of a general intangible (as defined in Section 9-102(a)(42) of the UCC) or to “maintain” a sufficient quantity thereof (within the meaning of Section 8-504 of the UCC), and (iii) each Secured Account and any rights or proceeds derived therefrom are subject to a security interest in favor of the Secured Party arising under the Credit Agreement. The Pledgor and Secured Party hereby direct the Securities Intermediary, subject to the terms of this Agreement, to identify the Secured Party on its books and records as the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) and the “account holder” (within the meaning of Article 1(1)(d) of the Hague Securities Convention) with respect to each Secured Account and the property held therein and the Securities Intermediary agrees to do the same. Notwithstanding any term hereof or elsewhere to the contrary, it is hereby expressly acknowledged that (x) interests in bank loans or participations (collectively, “Loan Assets”) may be acquired and delivered by the Pledgor to the Securities Intermediary from time to time which are not evidenced by, or accompanied by delivery of, a security (as that term is defined in Section 8-102(a)(15) of the UCC) or an instrument (as that term is defined in Section 9-102(a)(47) of the UCC), and may be evidenced solely by delivery to the Securities Intermediary of a facsimile or electronic copy of an assignment agreement (each, a “Loan Assignment Agreement”) in favor of the Pledgor as assignee, (y) any such Loan Assignment Agreement (and the registration of the related Loan Assets on the books and records of the applicable obligor or bank agent) shall be registered in the name of the Pledgor, and (z) any duty on the part of the Securities Intermediary with respect to any such Loan Asset (including in respect of any duty it might otherwise have to maintain a sufficient quantity of such Loan Asset for purposes of Section 8-504 of the UCC, which duty is hereby expressly disclaimed) shall be limited to the exercise of reasonable care by the Securities Intermediary in the physical custody of any such Loan Assignment Agreement that may be delivered to it; provided that the Securities Intermediary shall be deemed to have exercised reasonable care with respect to the custody, safekeeping and physical preservation of any Loan Asset or Loan Assignment Agreement in its possession, under Section 9-207 of the UCC or otherwise, to the extent of any action taken at the direction of the Secured Party. It is acknowledged and agreed that the Securities Intermediary is not under a duty to examine underlying credit agreements or loan documents to determine the validity or sufficiency of any Loan Assignment Agreement (and shall have no responsibility for the genuineness or completeness thereof) or for the Pledgor’s title to any related Loan Asset.

(c) Crediting Property. The Securities Intermediary will, by book-entry notation, promptly credit to the applicable Secured Account all property to be credited thereto pursuant to the Credit Agreement and this Agreement.

(d) Form of Securities, Instruments, etc. All securities and other financial assets credited to any Secured Account that are in registered form or that are payable to, or to the order of, a Person shall be (i) registered in the name of, or payable to or to the order of, the Securities Intermediary or (ii) indorsed to, or to the order of, the Securities Intermediary or in blank; and in no case will any financial asset or security entitlement credited to any Secured Account be registered in the name of, or payable to or to the order of, the Pledgor or any other Person or indorsed to, or to the order of, the Pledgor or any other Person, except to the extent the foregoing have been specially indorsed to, or to the order of, the Securities Intermediary or in blank.

(e) Securities Intermediary’s Jurisdiction. The Securities Intermediary agrees that, for the purposes of the UCC, its “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) shall be the State of New York. The parties further agree that the law applicable to all the issues in Article 2(1) of the Hague Securities Convention shall be the law of the State of New York.

(f) Conflicts with other Agreements. The Securities Intermediary agrees that, if there is any conflict between this Agreement (or any portion thereof) and any other agreement (whether now existing or hereafter entered into) relating to any Secured Account, the provisions of this Agreement shall prevail.

(g) No Other Agreements. The Securities Intermediary hereby confirms and agrees that:

(i) other than this Agreement and the Credit Agreement, there are no other agreements (other than general account terms and conditions) entered into between the Securities Intermediary and the Pledgor or any other Person with respect to any Secured Account or any financial asset or security entitlement credited thereto;

(ii) other than this Agreement and the Credit Agreement, it has not entered into, and until the termination of this Agreement will not enter into, any other agreement (other than general account terms and conditions) with any other Person (including the Pledgor) relating to any Secured Account and/or any financial asset or security entitlement credited thereto (A) pursuant to which it has agreed or will agree to comply with entitlement orders (as that term is defined in Section 8-102(a)(8) of the UCC, “Entitlement Orders”) or instructions (within the meaning of Section 9-104 of the UCC, “Instructions”) of such other Person, or (B) with respect to the creation or perfection of any other security interest in any Secured Account or any financial asset or security entitlement credited thereto; and

(iii) it has not entered into, and until the termination of this Agreement will not enter into, any agreement (other than general account terms and conditions) with the Pledgor, the Secured Party or any other Person purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders or Instructions set forth in Section 3(h).

(h) Transfer Orders, Standing Instructions.

(i) The Pledgor, the Servicer, the Secured Party and the Securities Intermediary each agree that if at any time a Responsible Officer of the Securities Intermediary shall receive an Entitlement Order or Instruction or any other order originated by the Secured Party and relating to any Secured Account or any financial assets or security entitlements credited thereto (collectively, a “Transfer Order”), the Securities Intermediary shall comply with such Transfer Order without further consent by the Pledgor (or the Servicer on its behalf) or any other Person. The Securities Intermediary shall have no obligation to act and shall be fully protected in refraining from acting, in respect of any such Collateral in the absence of such Transfer Order.

(ii) At any time prior to the delivery to and receipt by the Securities Intermediary of a Notice of Exclusive Control, the Securities Intermediary shall comply with each Transfer Order it receives from the Pledgor (or the Servicer on its behalf) without the further consent of the Secured Party or any other Person; provided that, in the event the Securities Intermediary receives conflicting Transfer Orders from the Secured Party and the Pledgor (or the Servicer on its behalf), and such conflict is not otherwise resolved by the Secured Party and the Pledgor (or the Servicer on its behalf) with written notice to the Securities Intermediary, the Securities Intermediary shall follow the Transfer Order of the Secured Party and not the Pledgor (or the Servicer on its behalf).

(iii) Upon the opening of business on the Business Day immediately following the Business Day on which a Notice of Exclusive Control is actually received by the Securities Intermediary in accordance with the notice requirements hereunder, and until such Notice of Exclusive Control is withdrawn or rescinded by the Secured Party in writing, the Securities Intermediary shall not comply with any Transfer Order it receives from the Pledgor (or Servicer on its behalf) and shall act solely upon Transfer Orders received from the Secured Party.

(iv) As between the Pledgor and the Secured Party, the Secured Party agrees not to deliver a Notice of Exclusive Control other than pursuant to and in accordance with the Credit Agreement.

(v) The Securities Intermediary hereby confirms and agrees that at the time of its entry into the governing law provisions of any agreement between the Pledgor and the Securities Intermediary governing the securities accounts (each such agreement, an “Account Agreement”) that are currently in force, the Securities Intermediary had an office located in the United States of America that was not intended to be merely a temporary office and meets the description set forth in the second sentence of Article 4(1) of the Hague Securities Convention. The Pledgor and the Securities Intermediary covenant that no amendment with respect to any Account Agreement shall be entered into that would have the effect of changing the parties’ choice of law set forth in Section 3(e) and Section 11(a) without the prior written consent of the Secured Party.

ARTICLE IV

THE SECURITIES INTERMEDIARY

Section 4. (a) Performance of Duties. The Securities Intermediary may execute any of the powers hereunder or perform any of its duties hereunder directly or by or through agents, attorneys or employees, provided that the Securities Intermediary shall not be responsible for any misconduct or negligence on the part of any non-Affiliated agent or non-Affiliated attorney appointed by it with due care. The Securities Intermediary shall be entitled to consult with counsel selected with due care and to act in reliance upon the written opinion of such counsel concerning matters pertaining to its duties hereunder, and shall not be liable for any action taken or omitted to be taken by it in good faith in reliance upon and in accordance with the advice or opinion of such counsel. Except as expressly provided herein, the Securities Intermediary shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of the Pledgor, the Servicer, the Secured Party, the Administrative Agent or any other Person.

(b) No Change to Secured Accounts. Without the prior written consent of the Pledgor, the Secured Party and the Administrative Agent, the Securities Intermediary will not change the account number or designation of any Secured Account; provided however, that the Securities Intermediary shall be entitled to establish sub-accounts of the Secured Accounts without the prior consent of the Secured Party.

(c) Certain Information. The Securities Intermediary shall promptly notify the Pledgor and the Secured Party if a Responsible Officer of the Securities Intermediary with direct responsibility for administration of this Agreement has actual knowledge of or receives written notice that any Person asserts or seeks to assert a lien, encumbrance or adverse claim against any portion or all of the property credited to any Secured Account. The Securities Intermediary will send copies of all statements, confirmations and other correspondence relating to each Secured Account (and/or any financial assets or security entitlements credited thereto) simultaneously to the Pledgor, the Administrative Agent and the Secured Party. The Securities Intermediary will furnish to the Secured Party, the Administrative Agent and the Pledgor, upon written request, an account statement with respect to each Secured Account.

(d) Subordination. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any of the Secured Accounts, or any financial asset or security entitlement credited thereto, the Securities Intermediary hereby subordinates any such security interest therein to the security interest of the Secured Party in the Secured Accounts, in all property credited thereto and in all security entitlements with respect to such property. Without limitation of the foregoing, the Securities Intermediary hereby subordinates to such security interest of the Secured Party any and all statutory, regulatory, contractual or other rights now or hereafter existing in favor of the Securities Intermediary over or with respect to any Secured Account, all property credited thereto and all security entitlements to such property (including (i) any and all contractual rights of set-off, lien or compensation, (ii) any and all statutory or regulatory rights of pledge, lien, set-off or compensation, (iii) any and all statutory, regulatory, contractual or other rights to put on hold, block transfers from or fail to honor instructions of the Pledgor or the Secured Party with respect to any Secured Account, or (iv) any and all statutory or other rights to prohibit or otherwise limit the pledge, assignment, collateral assignment or granting of any type of security interest in any Secured Account), except the Securities Intermediary may set off (x) the face amount of any checks that have been credited to any Secured Account but are subsequently returned unpaid because of uncollected or insufficient funds and (y) reversals or cancellations of payment orders and other electronic fund transfers.

(e) Limitation on Liability. The Securities Intermediary shall not have any duties or obligations, except those expressly set forth herein, and shall satisfy those duties and obligations expressly set forth herein so long as it acts without bad faith, gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Securities Intermediary shall not be subject to any fiduciary or other implied duties, and the Securities Intermediary shall not have any duty to take any discretionary action or exercise any discretionary powers. None of the Securities Intermediary, any Affiliate of the Securities Intermediary, or any officer, agent, stockholder, partner, member, director or employee of the Securities Intermediary or any Affiliate of the Securities Intermediary shall have any liability, whether direct or indirect and whether in contract, tort or otherwise (i) for any action taken or omitted to be taken by any of them hereunder or in connection herewith, unless such act or omission constituted bad faith, gross negligence or willful misconduct, or (ii) for any action taken or omitted to be taken by the Securities Intermediary in accordance with the terms hereof at the express direction of the Pledgor (prior to the delivery of a Notice of Exclusive Control) or the Secured Party. In addition, the Securities Intermediary shall have no liability for making any investment or reinvestment of any cash balance in any Secured Account, or holding amounts uninvested in such accounts, pursuant to the terms of this Agreement. The liabilities of the Securities Intermediary shall be limited to those expressly set forth in this Agreement. The Securities Intermediary shall not be liable for any action a Responsible Officer of the Securities Intermediary takes or omits to take in good faith that it reasonably believes to be authorized or within its rights or powers hereunder. To the extent not inconsistent with the Credit Agreement or this Agreement, the Securities Intermediary shall be afforded the same rights, protections, indemnities and immunities that are afforded to the Collateral Agent pursuant to the Credit Agreement; provided that such rights, protections, indemnities and immunities shall be in addition to any rights, protections, indemnities and immunities provided in the Credit Agreement or any other documents to which BNY is a party. The Securities Intermediary shall not be deemed to have notice or knowledge of any Event of Default unless a Responsible Officer of the Securities Intermediary has actual knowledge thereof or unless written notice thereof is received by a Responsible Officer of the Securities Intermediary. For the avoidance of doubt, to the extent permitted by applicable law, the Securities Intermediary shall not be responsible for complying with Section 8-505(a) of the UCC. With the exception of this Agreement (and relevant terms used herein and expressly defined in the Credit Agreement), the Securities Intermediary is not responsible for or chargeable with knowledge of any terms or conditions contained in any agreement referred to herein, including, but not limited to, the Credit Agreement. The Securities Intermediary shall in no event be liable for the application or misapplication of funds by any other Person (other than, subject to Section 4(a), its agents, attorneys and employees), or for the acts or omissions of any such Person (including, without limitation, those of the Pledgor). The Securities Intermediary shall not be bound to make any investigation into the facts or matters stated in any certificate, report or other document.

(f) Reliance. The Securities Intermediary shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon, any notice, request, opinion, report, certificate, consent, statement, instrument, document or other writing including, but not limited to, an electronic mail communication delivered to the Securities Intermediary under or in connection with this Agreement and in good faith believed by it to be genuine and to have been signed or sent by the proper Person. The Securities Intermediary may consult with legal counsel, independent accountants and other experts selected by it with due care, and shall not be liable for any action taken or not taken by the Securities Intermediary in good faith and in accordance with the advice of any such counsel, accountants or experts. If at any time the Securities Intermediary requests instruction with respect to any action or omission in connection with this Agreement, the Securities Intermediary shall be entitled (without incurring any liability therefor to any person) to refrain from taking such action and continue to refrain from acting unless and until the Securities Intermediary shall have received written instruction from the party from whom instruction was requested. The Securities Intermediary shall not be liable for any error of judgment made in good faith by an officer or officers of the Securities Intermediary, except for its own gross negligence, willful misconduct or bad faith.

(g) Court Orders, etc. If at any time the Securities Intermediary is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects any Secured Account (including orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of any Secured Account or any financial asset or security entitlement in any Secured Account), the Securities Intermediary is authorized to take such action as legal counsel of its own choosing with due care advises appropriate to comply therewith; and if the Securities Intermediary complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Securities Intermediary will not be liable to any of the parties hereto or to any other Person even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

(h) Successor Securities Intermediary.

(i) Merger. Any Person into whom the Securities Intermediary may be converted or merged, or with whom it may be consolidated, or to whom it may sell or transfer its trust or other business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, sale, merger, consolidation or transfer to which the Securities Intermediary is a party, shall (provided it is otherwise qualified to serve as the Securities Intermediary hereunder) be and become a successor Securities Intermediary hereunder and be vested with all of the powers, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

(ii) Resignation. The Securities Intermediary and any successor thereto may at any time resign by giving sixty (60) days’ written notice by registered, certified or express mail to the Secured Party, the Administrative Agent and the Pledgor; provided that such resignation shall take effect only upon the effective date of the appointment of a successor Securities Intermediary acceptable to the Secured Party, the Administrative Agent and the Pledgor, as evidenced by their written consent and the acceptance in writing by such successor Securities Intermediary of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof. Subject to the preceding sentence, if on the sixtieth (60th) day after written notice of resignation is delivered by a resigning party as described above no successor party or temporary successor Securities Intermediary has been appointed in accordance herewith, the resigning party may petition a court of competent jurisdiction in New York City for the appointment of a successor.

(i) Compensation and Reimbursement. The Pledgor agrees: (i) to pay to the Securities Intermediary from time to time, compensation for all services rendered by it as set forth in the Collateral Agent Fee Letter; and (ii) to reimburse the Securities Intermediary upon its request for all reasonable expenses, disbursements and advances incurred or made by the Securities Intermediary in accordance with any provision of, or carrying out its duties and obligations under, this Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any independent accountants and legal counsel), except any expense, disbursement or advance as may be attributable to bad faith, gross negligence or willful misconduct on the part of the Securities Intermediary. Notwithstanding anything to the contrary provided herein, all amounts payable by the Pledgor to the Securities Intermediary under this Agreement shall be payable only in accordance with, and subject to, Section 9.01 of the Credit Agreement.

(j) Securities Intermediary and its Affiliates. BNY and any of its Affiliates providing services in connection with the transactions contemplated in the Facility Documents shall have only the duties and responsibilities expressly provided in its various capacities and shall not, by virtue of it or any Affiliate acting in any other capacity be deemed to have duties or responsibilities other than as expressly provided with respect to each such capacity. BNY (or its Affiliates), in its various capacities in connection with the transactions contemplated in the Facility Documents, including as Securities Intermediary, may enter into business transactions, including the acquisition of investment securities as contemplated by the Facility Documents, from which it and/or such Affiliates may derive revenues and profits in addition to the fees stated in the various Facility Documents without any duty to account therefor.

(k) Force Majeure. In no event shall the Securities Intermediary be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, it being understood that the Securities Intermediary shall use reasonable best efforts which are consistent with accepted practices in the banking industry to maintain performance and, if necessary, resume performance as soon as practicable under the circumstances.

(l) Perfection. The Securities Intermediary shall have no responsibility or liability for (i) preparing, recording, filing, re-recording or refiling any financing statement, continuation statement, document, instrument or other notice in any public office at any time or times, (ii) the correctness of any such financing statement, continuation statement, document or instrument or other such notice, (iii) taking any action to perfect or maintain the perfection of any security interest granted to the Secured Party or otherwise, or (iv) the validity or perfection of any such lien or security interest.

(m) Facsimile and Electronic Transmissions. The Securities Intermediary agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods, provided that any Person providing such instructions or directions shall provide to the Securities Intermediary an incumbency certificate listing such designated Persons, which such incumbency certificate shall be amended and replaced whenever a Person is to be added or deleted from the listing. If the Pledgor or Servicer elects to give the Securities Intermediary e-mail or facsimile instructions (or instructions by a similar electronic method), the Securities Intermediary’s understanding of such instructions shall be deemed controlling. The Securities Intermediary shall not be liable for any losses, costs or expenses arising directly or indirectly from the Securities Intermediary’s reliance upon and compliance with instructions sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods notwithstanding such instructions conflict with or are inconsistent with a subsequent written instruction, unless such subsequent written instruction expressly revokes such prior instruction and the Securities Intermediary had not yet commenced compliance with such prior instruction. Each of the Pledgor, Servicer and Secured Party agrees to assume all risks arising out of its respective use of such electronic methods to submit instructions and directions to the Securities Intermediary, including the risk of the Securities Intermediary acting on unauthorized instructions, and the risk of interception and misuse by third parties.

ARTICLE V

INDEMNITY; LIMITATION ON DAMAGES; EXPENSES; FEES

Section 5. (a) Indemnity.

(i) Subject to Section 5(a)(ii), the Pledgor hereby indemnifies and holds harmless the Securities Intermediary, its Affiliates and their respective officers, directors, employees, representatives and agents (collectively referred to for the purposes of this Section 5(a) as the Securities Intermediary), against any loss, claim, damage, expense or liability (including the costs and expenses of defending against any claim of liability), or any action in respect thereof, to which the Securities Intermediary may become subject, whether commenced or threatened, insofar as such loss, claim, damage, expense, liability or action arises out of or is based upon the execution, delivery or performance of this Agreement, but excluding any such loss, claim, damage, expense, liability or action arising out of the bad faith, gross negligence or willful misconduct of the Securities Intermediary, and shall reimburse the Securities Intermediary promptly upon demand for any reasonable and documented out-of-pocket legal or other expenses reasonably incurred by the Securities Intermediary in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, expense, liability or action as such expenses are incurred (collectively, the “Losses”). No provision of this Agreement shall require the Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The obligations of the Pledgor under this clause (a) are referred to as the “Securities Intermediary Indemnity”. The provisions of this section will survive the termination of this Agreement and the resignation or removal of the Securities Intermediary.

(ii) The obligation of the Pledgor to pay any amounts in respect of the Securities Intermediary Indemnity shall be subject to the priority of payments set forth in Section 9.01(a) of the Credit Agreement and shall survive the termination of this Agreement and the resignation or removal of the Securities Intermediary.

(iii) Without limiting the foregoing, after the delivery of a Notice of Exclusive Control, the Secured Party agrees to direct the Lenders to indemnify and hold harmless the Securities Intermediary from and against any and all Losses incurred in connection with this Agreement or the Secured Accounts as a result of the Securities Intermediary complying with the instructions of the Secured Party (except to the extent due to the Securities Intermediary’s bad faith, willful misconduct or gross negligence) and, without duplication, the Securities Intermediary shall be entitled to the benefit of the indemnities in Section 12.04 of the Credit Agreement to the same extent as the Collateral Agent; provided that such Losses shall not have been reimbursed by the Pledgor. The provisions of this section will survive the termination of this Agreement and the resignation or removal of the Securities Intermediary.

(b) Expenses and Fees. The Pledgor shall be responsible for, and hereby agrees to pay, all reasonable and documented out-of-pocket costs and expenses incurred by the Securities Intermediary in connection with the establishment and maintenance of each Secured Account, including the Securities Intermediary’s fees and expenses, any reasonable and documented out-of-pocket costs or expenses incurred by the Securities Intermediary as a result of conflicting claims or notices involving the parties hereto, including the reasonable and documented out-of-pocket fees and expenses of its external legal counsel, and all other reasonable and documented out-of-pocket costs and expenses incurred in connection with the execution, administration or enforcement of this Agreement, including reasonable attorneys’ fees and costs, whether or not such enforcement includes the filing of a lawsuit. Notwithstanding anything to the contrary provided herein, all amounts payable by the Pledgor to the Securities Intermediary under this Agreement shall be payable only in accordance with, and subject to, Section 9.01(a) of the Credit Agreement.

(c) No Consequential Damages. Notwithstanding anything in this Agreement to the contrary, in no event shall any party hereto be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if such party has been advised of such loss or damage and regardless of the form of action.

ARTICLE VI

REPRESENTATIONS AND AGREEMENTS

Section 6. The Securities Intermediary represents to and agrees with the Pledgor and the Secured Party that:

(a) Status. It is duly organized and validly existing under the Laws of the jurisdiction of its organization or incorporation and, if relevant under such Laws, in good standing.

(b) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any other document relating to this Agreement to which it is a party and has taken all necessary action to authorize such execution, delivery and performance; and this Agreement has been, and each other such document will be, duly executed and delivered by it.

(c) Obligations Binding. Its obligations under this Agreement and any other document relating to this Agreement to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar Laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(d) Waiver of Setoffs. Subject to Section 4(d), the Securities Intermediary hereby expressly waives any and all rights of setoff that such party may otherwise at any time have under Applicable Law with respect to any Secured Account.

(e) Ordinary Course. The Securities Intermediary, in the ordinary course of its business, maintains securities accounts for others and is acting in such capacity in respect of any Secured Account.

(f) Comply with Duties. The Securities Intermediary will comply at all times with the duties of (i) a “securities intermediary” under Article 8 of the UCC and (ii) a “bank” (within the meaning of Section 9-102(a)(8) of the UCC) under Article 9 of the UCC.

(g) Participant of the Federal Reserve Bank of New York. The Securities Intermediary is a member of the Federal Reserve System.

(h) Consents. All governmental and other consents that are required to have been obtained by the Securities Intermediary with respect to the execution and delivery of and performance by the Securities Intermediary of this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

ARTICLE VII

TRANSFER

Section 7. Except as provided in Section 9(d), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by any party without the prior written consent of each other party. Any purported transfer that is not in compliance with this Section 7 will be void.

ARTICLE VIII

TERMINATION

Section 8. The rights and powers granted herein to the Secured Party have been granted in order to perfect its security interest in each Secured Account and the financial assets credited thereto, are powers coupled with an interest and will be affected neither by the bankruptcy of the Pledgor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the earlier of (a) that date upon which the security interest of the Secured Party in each Secured Account has been terminated pursuant to the terms of the Credit Agreement and the Secured Party has notified the Securities Intermediary of such termination in writing, and (b) that date on which the Secured Party releases or terminates its security interest in each Secured Account and the Secured Party has notified the Securities Intermediary of such termination in writing. The Securities Intermediary shall thereafter take such steps as the Pledgor may reasonably request to vest control of the Secured Accounts in the Pledgor.

ARTICLE IX

MISCELLANEOUS

Section 9. (a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission or e-mail correspondence), executed by each of the parties hereto (with the consent of the Administrative Agent).

(c) Survival. All representations and warranties made in this Agreement or in any certificate or other document delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty. In addition, the rights of the Securities Intermediary under Sections 4 and 5, and the obligations of the Pledgor and the Secured Party under Section 5, shall survive the termination of this Agreement and the resignation of the Securities Intermediary.

(d) Benefit of Agreement. Subject to Section 7, this Agreement shall be binding upon and inure to the benefit of the Pledgor, the Secured Party and the Securities Intermediary and their respective successors and permitted assigns. The Securities Intermediary acknowledges and consents to the assignment of this Agreement by the Pledgor to the Collateral Agent for the benefit of the Secured Parties under the Credit Agreement. The parties hereto, and their successors and assigns intend that the Administrative Agent shall be a third party beneficiary of this Agreement.

(e) Counterparts. This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission and e-mail correspondence), each of which will be deemed an original.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

(h) Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity, or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

(i) No Agency. Notwithstanding anything that may be construed to the contrary, it is understood and agreed that the Securities Intermediary is not, nor shall it be considered to be, an agent, of the Secured Party. In addition, the Securities Intermediary shall not act or represent itself, directly or by implication, as an agent of the Secured Party or in any manner assume or create any obligation whatsoever on behalf of, or in the name of, the Secured Party.

(j) Payments by Pledgor. Any amounts required to be paid pursuant to this Agreement by the Pledgor shall be paid or caused to be paid by the Pledgor to the applicable Person on the Payment Date following such Person’s demand therefor in accordance with Section 9.01(a) of the Credit Agreement, provided that such demand is made no later than two (2) Business Days prior to the applicable Payment Date.

(k) Limited Recourse. Notwithstanding any other provision of this Agreement, the Securities Intermediary hereby agrees that any obligations of the Pledgor under this Agreement are limited recourse obligations of the Pledgor, payable solely from the Collateral in accordance with Section 9.01(a) of the Credit Agreement, and following the realization of all of the Collateral, all obligations of the Pledgor under this Agreement and any claims of a party hereto shall be extinguished and shall not thereafter revive. No recourse shall be had against any officer, director, employee, member or manager of the Pledgor or its successors or assigns for any amounts payable under this Agreement. The provisions of this Section 9(k) shall survive the termination of this Agreement.

(l) The Secured Party shall be entitled to all of the same rights, protections, immunities and indemnities afforded to the Collateral Agent under the Credit Agreement as if specifically set forth herein.

(m) USA PATRIOT Act. In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States, BNY is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with BNY. Accordingly, each of the parties agrees to provide to BNY upon its request from time to time such identifying information and documentation as may be available for such party in order to enable BNY to comply with such applicable law.

ARTICLE X

NOTICES

Section 10. (a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth in Section 13.02 of the Credit Agreement and subject to Section 4(m) hereof.

(b) Change of Addresses. Any party hereto may by written notice to each other party hereto, change the address or facsimile number at which notices or other communications are to be given to it hereunder.

ARTICLE XI

GOVERNING LAW AND JURISDICTION

Section 11. (a) Governing Law. This Agreement, each Secured Account and the rights and obligations of the parties under this Agreement and any Secured Account, including the issues specified in Article 2 of the Hague Securities Convention, shall be governed by and construed in accordance with the law of the State of New York.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement or any matter among the parties arising under or in connection with this Agreement (“Proceedings”), each party irrevocably: (i) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan, and the appellate courts of any of them, and (ii) waives to the fullest extent permitted by Applicable Law any objection that it may now or hereafter have to the venue of any such Proceedings in any such court or that such Proceedings were brought in an inconvenient court and agrees not to plead or claim the same and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party. Nothing in this Agreement precludes any party from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Waiver of Jury Trial Right. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY PROCEEDINGS RELATING TO THIS AGREEMENT OR FOR ANY COUNTERCLAIM HEREIN OR RELATING HERETO. Each party hereby (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that any other party would not, in the event of a Proceeding, seek to enforce the foregoing waiver, and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 11(c).

(d) Waiver of Punitive Damages. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES ANY RIGHT TO CLAIM OR RECOVER IN ANY LITIGATION WHATSOEVER INVOLVING ANY PERSON PARTY HERETO ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND OR NATURE WHATSOEVER OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES, WHETHER SUCH WAIVED DAMAGES ARE BASED ON STATUTE, CONTRACT, TORT, COMMON LAW OR ANY OTHER LEGAL THEORY, WHETHER THE LIKELIHOOD OF SUCH DAMAGES WAS KNOWN AND REGARDLESS OF THE FORM OF THE CLAIM OF ACTION.

(e) Non-Petition. Each of the Secured Party and Securities Intermediary hereby agrees not to institute against, or join, cooperate with or encourage any other Person in instituting against, the Pledgor any bankruptcy, reorganization, receivership, arrangement, insolvency, moratorium or liquidation proceeding or other proceeding under federal or state bankruptcy or similar laws until at least one year and one day, or, if longer, the applicable preference period then in effect plus one day, after the payment in full of all outstanding Obligations and the termination of all Commitments; provided that nothing in this Section 11(e) shall preclude, or be deemed to prevent, the Secured Party or Securities Intermediary (a) from taking any action prior to the expiration of the aforementioned one year and one day period, or, if longer, the applicable preference period then in effect, in (i) any case or proceeding voluntarily filed or commenced by the Pledgor or (ii) any involuntary insolvency proceeding filed or commenced against the Pledgor by a Person other than the Secured Party or Securities Intermediary, or (b) from commencing against the Pledgor or any properties of the Pledgor any legal action which is not a bankruptcy, reorganization, receivership, arrangement, insolvency, moratorium or liquidation proceeding or other proceeding under federal or state bankruptcy or similar laws.

ARTICLE XII

DEFINITIONS

Section 12. As used in this Agreement:

“Agreement” has the meaning specified in the preamble.

“Collection Accounts” has the meaning specified in Section 3(a).

“consent” includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

“Credit Agreement” has the meaning specified in Section 1(a).

“Interest Collection Subaccount” has the meaning specified in Section 3(a).

“Loan Assets” has the meaning specified in Section 3(b).

“Loan Assignment Agreement” has the meaning specified in Section 3(b).

“Losses” has the meaning specified in Section 5(a).

“Notice of Exclusive Control” means a notice delivered to and received by the Securities Intermediary by the Secured Party in accordance with Section 10(a) stating that the Secured Party is exercising exclusive control over the Secured Accounts, substantially in the form attached hereto as Exhibit A.

“Payment Account” has the meaning specified in Section 3(a).

“Pledgor” has the meaning specified in the preamble.

“Principal Collection Subaccount” has the meaning specified in Section 3(a).

“Proceedings” has the meaning specified in Section 11(b).

“Responsible Officer” means an officer of the Securities Intermediary having direct responsibility for the administration of this Agreement.

“Secured Accounts” has the meaning specified in Section 3(a).

“Secured Party” has the meaning specified in the preamble.

“Securities Intermediary” has the meaning specified in the preamble.

“Securities Intermediary Indemnity” has the meaning specified in Section 5(a).

“Servicer” has the meaning specified in the preamble.

“Transfer Order” has the meaning specified in Section 3(h)(i).

“Trust Account” has the meaning specified in Section 3(a).

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first set forth above with effect from such date.

Pledgor:

PENNANTPARK INVESTMENT FUNDING I, LLC

By: PennantPark Investment Corporation, its designated manager

By:	/s/ Arthur Penn
Name: Arthur Penn
Title: Chief Executive Officer

Account Control Agreement

Servicer:

PENNANTPARK INVESTMENT ADVISERS, LLC

By:	/s/ Arthur Penn
Name: Arthur Penn
Title: Managing Member

Account Control Agreement

Secured Party:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Karen Yu
Name: Karen Yu
Title: Vice President

Account Control Agreement

Secured Party:

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION

By:	/s/ Karen Yu
Name: Karen Yu
Title: Vice President

Account Control Agreement

Exhibit A

[Collateral Agent letterhead]

[Insert Date]

The Bank of New York Mellon Trust Company, National

Association, as Securities Intermediary

601 Travis Street, 16th Floor

Houston, Texas 77002

Attention: Global Corporate Trust – PennantPark

Investment Funding I, LLC

NOTICE OF EXCLUSIVE CONTROL

We hereby instruct you, pursuant to the terms of that certain Account Control Agreement dated as of February 22, 2019 (as from time to time amended and supplemented, the “Agreement”) among the undersigned as Collateral Agent, PennantPark Investment Funding I, LLC (together with its successors and assigns, the “Borrower”) and you, as Securities Intermediary, that you (i) shall not follow any instructions or entitlement orders of the Borrower in respect of the Secured Accounts or the Collateral held by you for the Collateral Agent (as each such capitalized term is defined in the Agreement), and (ii) unless and until otherwise expressly instructed by the undersigned, shall exclusively follow the entitlement orders and instructions of the undersigned in respect of the Secured Accounts and the Collateral.

Very truly yours,

The Bank of New York Mellon Trust Company,
National Association, in its capacity as
Collateral Agent, as Secured Party

By:
Authorized Signatory

cc:	PennantPark Investment Funding I, LLC

c/o PennantPark Investment Corporation

590 Madison Avenue, 15th Floor

New York, New York 10022

A-1